UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K






                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported): March 18, 1999




                                  Anicom, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



            Delaware                     0-25364                 36-3885212
   ---------------------------         -----------            ----------------
  (State or Other Jurisdiction         (Commission              (IRS Employer
        of incorporation)              File Number)           Identification No.



     6133 North River Road, Suite 1000, Rosemont, Illinois            60018
     -----------------------------------------------------           -------
           (Address of Principal Executive Offices)                 (Zip Code)


        Registrant's telephone number, including area code (847) 518-8700
                                                           --------------


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Item 5.  Other Events.

On March 18, 1999, the Registrant  issued the press release  attached as Exhibit
99.1. The information contained in this press release is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

                  99.1         Press Release of Registrant dated March 18, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Anicom, Inc.


Dated:  March 18, 1999             By:    /s/ Scott C. Anixter
                                          ------------------------------------
                                          Scott C. Anixter
                                          Chairman and Chief Executive Officer

                                  Exhibit Index



      Exhibit #                                 Item
------------------------             ---------------------------


         99.1                               Press Release